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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 6, 2000
                                                          -------------

                             NEW WORLD PASTA COMPANY
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             (Exact name of registrant as specified in its charter)


             Delaware             333-76763             52-2006441
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         (State or other          (Commission        (I.R.S. Employer
          jurisdiction            File Number)     Identification No.)
        of incorporation)


           85 Shannon Road      Harrisburg, Pennsylvania       17112
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        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including zip code: (717)526-2200
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                               Page 1 of 6 Pages
                            Exhibit Index - Page 3
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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events
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On March 6, 2000, New World Pasta Company announced its results of operations for the fourth quarter and year ended December 31, 1999. A copy of the press release announcing the results is incorporated herein by reference and a copy is filed herewith as Exhibit 99.



                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 6, 2000


                                           NEW WORLD PASTA COMPANY



                                           By  /s/ Mark E. Kimmel
                                               ------------------
                                               Mark E. Kimmel
                                               Secretary and General Counsel









                               Page 2 of 6 Pages
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                                  Exhibit Index
                                  -------------

Exhibit No.       Description                                      Page No.
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   99             Press Release dated                                 4-6
                   March 6, 2000

























                               Page 3 of 6 Pages